Exhibit 4.1

     COMMON STOCK                                               COMMON STOCK
     PAR VALUE $.01


Certificate                                                           Shares
  Number                                                          **600620******
 ZQ 000000                                                        ***600620*****
                          IMPLANT TECHNOLOGIES, INC.              ****600620****
           INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA  *****600620***
               800,000,000 AUTHORIZED SHARES $.01 PAR VALUE       ******600620**
                                                        ___________________
   THIS CERTIFIES THAT     MR. SAMPLE & MRS. SAMPLE &
                            MR. SAMPLE & MRS. SAMPLE      CUSIP 453206 10 4
                                                         ___________________
                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

   is the owner of         * * * SIX HUNDRED THOUSAND
                          SIX HUNDRED AND TWENTY * * *

          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF


   Implant Technologies, Inc. (hereinafter called the "Company"), transfers on the books of the Company in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby, are issued and shall be held subject to all of the provisions of the Articles of Incorporation, as amneded, and the By-Laws, as ameneded, of the Company (copies of which are on file with the Company and with the Transfer Agent), to all of which each holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   Witness the facsimile seal of the Company and the facsimile signature of its duly authorized officers.

                                              DATED << Month Day, Year >>

                                              COUNTERSIGNED AND REGISTERED
                                              COMPUTERSHARE TRUST COMPANY, INC.
   President                                  (DENVER)
                                              TRANSFER AGENT AND REGISTRAR,



   Secretary/Treasurer                        By _______________________________
                                                      AUTHORIZED SIGNATURE

                        SECURITY INSTRUCTIONS ON REVERSE